UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release of Panera Bread Company (the “Company”) dated October 27, 2015 announcing the Company's financial results for the fiscal third quarter ended September 29, 2015 and describing the Company's earnings targets for the fourth quarter and full year fiscal 2015.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure

The Company will host a conference call that will be broadcast on the Internet at 7:30 A.M. Central Time on Wednesday, October 28, 2015, to discuss the Company's financial results for the third quarter fiscal 2015, earnings targets and business outlook for the fourth quarter and full year fiscal 2015, and preliminary comparable net bakery-cafe sales results for the first 27 days of the fourth quarter fiscal 2015. Investors can access the call at http://www.panerabread.com/investor. Access to the call will be made available for 14 days after the call and the release will be archived for one year.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release, dated October 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	October 27, 2015	By:	/s/ MICHAEL J. BUFANO
		Name:	Michael J. Bufano
		Title:	Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 27, 2015